SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                               FORM 8-K/A-1

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): May 8, 2002

                              NMXS.com, INC.
            (Exact Name of Registrant as Specified in Charter)


DELAWARE                      333-66580           91-1287406
(State or Other Jurisdiction  (Commission         (IRS Employer
of Incorporation)             File Number)        Identification No.)

5041 INDIAN SCHOOL ROAD NE, SUITE 200, ALBUQUERQUE, NM      87110
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (505) 255-1999

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     In connection with the Company's audits for its two most recent fiscal years, and for the interim period subsequent to December 31, 2001, and up to and including May 8, 2002, the date of dismissal, the Company has had no disagreements with Richard A. Eisner & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Richard A. Eisner & Company, LLP would have caused them to make reference thereto in their report on the consolidated financial statements of the Company for such years.

ITEM 7.  EXHIBITS

     (c) The following exhibit is furnished with this report in accordance with the provisions of Item 601 of Regulation S-B:

     Exhibit
     No.       Description of Exhibit                            Location

     16.1      New letter from Richard A. Eisner & Company, LLP
               to the Securities and Exchange Commission         Attached

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NMXS.com, Inc.

Date: May 22, 2002                 By /s/ Richard Govatski
                                      Richard Govatski, President